                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-17029) pertaining to the 1996 Equity Incentive Plan, Employe Stock Purchase Plan, 1996 Non-Employee Directors' Stock Option Plan and the Non-Plan Option Grants of Aviron, of our report dated February 14, 1997, with respect to the financial statements of Aviron included in the Annual Report (Form 10-K) for the year ended December 31, 1996.


Palo Alto, California
March 25, 1997